UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2026

SOTERA HEALTH COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9100 South Hills Blvd, Suite 300

Broadview Heights, Ohio 44147

(Address of Principal Executive Offices) (Zip Code)

(440) 262-1410

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On May 20, 2026, Sotera Health Company (the “Company”), Sotera Health Holdings, LLC (“SHH”), certain subsidiaries of the Company, each 2026 Refinancing Term Lender (the “Refinancing Lenders”) and JPMorgan Chase Bank, N.A., as first lien Administrative Agent (the “Administrative Agent”) entered into Amendment No. 7 (the “Amendment”) to the First Lien Credit Agreement dated as of December 13, 2019, by and among the Company, SHH, the Administrative Agent and the lenders and issuing banks party thereto (the “Credit Agreement”).

Among other changes, the Amendment provides that the Refinancing Lenders will provide term loans (the “Repriced Term Loans”) to SHH in an aggregate principal amount of $1,415,914,725.62.

The Amendment reduces the interest rate spread by 0.25% across term loans under the facility. The Repriced Term Loans shall have an applicable interest rate margin equal to Adjusted Term SOFR (as defined in the Credit Agreement) plus 2.25%, with a 0.00% floor (with optionality for the Company to elect Alternate Base Rate plus 1.25% or Adjusted Daily Simple SOFR plus 2.25% (each as defined in the Credit Agreement)).

The Repriced Term Loans are also subject to a “soft call” premium of 1.00% for certain repricing transactions with respect to the Repriced Term Loans that occur within the six-month period after the effective date of the Amendment. The Repriced Term Loans amortize at a rate of 1.00% per annum and mature on May 30, 2031.

The foregoing description of certain provisions of the Amendment and the underlying Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment No. 7, dated as of May 20, 2026, to the First Lien Credit Agreement dated as of December 13, 2019 by and among Sotera Health Company, Sotera Health Holdings, LLC, certain subsidiaries of Sotera Health Company, JPMorgan Chase Bank, N.A., as First Lien Administrative Agent, and the 2026 Refinancing Term Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: May 20, 2026	By:	/s/ Jonathan M. Lyons
Jonathan M. Lyons
Senior Vice President and Chief Financial Officer